UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2020

SailPoint Technologies Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38297	47-1628077
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11120 Four Points Drive, Suite 100, Austin, Texas		78726
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (512) 346-2000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	SAIL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On May 7, 2020, SailPoint Technologies Holdings, Inc. (the “Company”) issued a press release announcing the Company’s financial results for the quarter ended March 31, 2020. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated into this Item 2.02 by reference.

The information furnished in this Item 2.02, including the press release incorporated into this Item 2.02, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 5.07Submission of Matters to a Vote of Security Holders.

On May 5, 2020, the Company held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”). As of March 6, 2020, the record date for the Annual Meeting, 90,042,879 shares of the Company’s common stock were outstanding and entitled to vote at the Annual Meeting. A summary of the matters voted upon by the stockholders and the final voting results for each such matter are set forth below.

Proposal 1 – Election of Directors to the Board

Each of the following persons was duly elected by the Company’s stockholders as a Class III director for the term expiring in 2023, with votes as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
William G. Bock	56,574,929	18,247,445	5,709,987
Michael J. Sullivan	57,521,466	17,300,908	5,709,987

Proposal 2 – Ratification of Appointment of the Company’s Independent Registered Public Accounting Firm

The appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020 was ratified by the stockholders, with votes as follows:

Votes For	Votes Against	Votes Abstained
80,148,811	326,123	57,427

Proposal 3 – Advisory Vote on our Named Executive Officer Compensation

To approve, on a non-binding, advisory basis, our named executive officer compensation, with votes as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
70,764,337	3,993,237	64,800	5,709,987

Item 9.01Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated May 7, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAILPOINT TECHNOLOGIES HOLDINGS, INC.

Date: May 7, 2020	By:	/s/ Jason Ream
	Name:	Jason Ream
	Title:	Chief Financial Officer
(Principal Financial Officer)